SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported):February 20, 1998
                                               (November 20, 1997)

                            SOVRAN SELF STORAGE, INC.
             (Exact name of Registrant as specified in its charter)

Maryland                                                     16-1194043
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

5166 Main Street
Williamsville, NY 14221
(Address of principal executive offices)  (Zip code)

                                                            (716) 633-1850
                             (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets


         Sovran Self Storage, Inc. (the "Company") has consummated, during the period November 20, 1997 through February 20, 1998, acquisition of 11 self-storage facilities through Sovran Acquisition Limited Partnership, a limited partnership controlled by the Company. The 11 facilities totaling approximately 758 thousand square feet are located in 6 states and were purchased for approximately $36 million.

         All of the facilities were acquired from unaffiliated third parties. The acquisitions were funded by cash generated from operations, borrowings under the Company's line of credit and one facility was acquired through the issuance of Common Stock of Sovran Self Storage, Inc. Each of the facilities acquired was used by the seller as a self storage facility prior to its acquisition by the Company, and the Company intends to continue the use of all facilities for that purpose. The Company's management determined the contract price through arms-length negotiations, after taking into consideration such factors as: the age and condition of the facility, the projected amounts of maintenance costs; anticipated capital improvements; the facility's current revenues; comparable facilities competing in the applicable market; market rental rates for comparable facilities; the occupancy rate of the facility; and the estimated cost of taxes, utilities, personnel and other anticipated expenses.

         The following provides certain additional information concerning the 11 facilities acquired:

LOCATION                            SELLER                  DATE OF ACQUISITION

Acquired as of February 19, 1998
Baton Rouge, Louisiana              Alter, Inc.                        11/20/97
Harriman, New York                  Stor-It All of Woodbury Ltd.       02/04/98
Tampa, Florida                      Zambito Enterprises, Inc.          02/04/98
Chesapeake, Virginia                Ameribest, Inc.                    02/05/98
Chesapeake, Virginia                Ameribest, Inc.                    02/05/98
Virginia Beach, Virginia            Ameribest, Inc.                    02/05/98
Virginia Beach, Virginia            Ameribest, Inc.                    02/05/98
Norfolk, Virginia                   Ameribest, Inc.                    02/05/98
Worcester, Massachusetts            Ross W. Smith                      02/09/98
Greensboro, North Carolina          Triad Holding LLC                  02/10/98
Lynchburg, Virginia                 M. B. Long                         02/18/98

         The following unaudited data related to the Acquired and Acquisition Facilities is derived from the Company's internal records as of the property closing date or the most current information available

LOCATION .......   SQUARE FEET         PRICE

Acquired as of February 19, 1998

Baton Rouge, La ..        44,500   $ 1,480,000
Harriman, N.Y ....        65,400     4,175,000
Tampa, Fl ........        84,500     3,885,000
Chesapeake, Va ...        63,000     3,100,000
Chesapeake, Va ...        58,345     2,875,000
Virginia Beach, Va        52,571     3,100,000
Virginia Beach, Va        96,600     4,600,000
Norfolk, Va ......       125,850     5,825,000
Worcester, Ma ....        50,000     2,180,000
Greensboro, N.C ..        69,285     2,150,000
Lynchburg, Va ....        48,350     2,255,000
                     -----------   -----------
Total ............       758,401   $35,625,000
                     ===========   ===========

Item 7. Financial Statements and Exhibits

(a)   Financial Statements applicable to Real Estate Properties Acquired

         It is impracticable to provide at the time of filing this Report on Form 8-K any of the financial statements and the additional information specified by Rule 3-14 of Regulation S-X as required by Item 7(a)(3) of Form 8-K. The required financial information and additional information will be filed by amendment within 60 days of the date of the filing of this report.

(b)   Pro Forma Financial information

         It is impracticable to provide at the time of the filing of this Report on From 8-K any of the pro forma financial information required pursuant to
Article 11 of Regulation S-X as required by Item 7(b)(1) of Form 8-K. The required pro forma financial information will be filed by amendment within 60 days of the date of filing the Report.

(C)  Exhibits

         None


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            SOVRAN SELF STORAGE, INC.

February 20, 1998                By:__/S/ David L. Rogers
Date                                David L. Rogers
                                    Chief Financial Officer and Secretary